Rule 497(d)



                                     FT 1003

              Value Line Target 25 Portfolio, September 2005 Series

                   Target VIP Portfolio, September 2005 Series

               Supplement to the Prospectus dated August 31, 2005

         Notwithstanding anything to the contrary in the Prospectus, all shares of Advanced Neuromodulation Systems, Inc. (Ticker: ANSI) have been removed from the portfolios of the above-referenced series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 23, 2005